Filed pursuant to Rule 497
File No. 333-178646

CĪON INVESTMENT CORPORATION

Supplement No. 5 dated September 18, 2013

To

Prospectus dated June 12, 2013

    This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of CĪON Investment Corporation dated June 12, 2013, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

    Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest in our common stock.

STATUS OF OUR CONTINUOUS PUBLIC OFFERING

Since commencing our continuous public offering on July 2, 2012 and through September 16, 2013, we received and accepted subscriptions in our offering for approximately 7,715,000 shares of our common stock at an average price per share of $10.07, for corresponding gross proceeds of approximately $77.7 million, including shares purchased by our affiliates and proceeds from our distribution reinvestment plan.

DISTRIBUTIONS

On September 13, 2013, our board of directors (the “Board”) declared two regular semi-monthly cash distributions of $0.030100 per share each (an annualized rate of 7.00% based on our current $10.32 per share public offering price), which will be paid in October 2013.

Both of the regular semi-monthly cash distributions of $0.030100 per share will be paid on October 1, 2013, the first to shareholders of record on September 15, 2013 and the second to shareholders of record on September 30, 2013.

    The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income and distributions paid, in each case, for the full year. Therefore, a determination as to the tax attributes of the distributions made on a quarterly basis may not be representative of the actual tax attributes for a full year. We intend to update shareholders quarterly with an estimated percentage of our distributions that resulted from taxable ordinary income. The actual tax characteristics of distributions to shareholders will be reported to shareholders annually on a Form 1099-DIV. The payment of future distributions on our common stock is subject to the discretion of the Board and applicable legal restrictions, and therefore, there can be no assurance as to the amount or timing of any such future distributions.

    We may fund our cash distributions to shareholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense reimbursements from ICON Investment Group, LLC (“IIG”), which are subject to recoupment. To date, distributions have not been paid from offering proceeds or borrowings, although a portion of our distributions to shareholders may be deemed to constitute a return of capital for tax purposes.  We have not established limits on the amount of funds we may use from available sources to make distributions. For a significant time after the commencement of our offering, a substantial portion of our distributions may result from expense reimbursements from IIG, which are subject to repayment by us within three years. The purpose of this arrangement is to avoid such distributions being characterized as returns of capital. Shareholders should understand that any such distributions are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or IIG continues to make such expense reimbursements. Shareholders should also understand that our future repayments will reduce the distributions that they would otherwise receive.  There can be no assurance that we will achieve such performance in order to sustain these distributions, or be able to pay distributions at all.  IIG has no obligation to provide expense reimbursements to us in future periods.

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This supplement amends the indicated sections of the Prospectus as follows:

SUITABILITY STANDARDS

This section is amended by deleting the entire paragraph designated “Ohio” found on page iii of the Prospectus, and replacing it with the following paragraph:

Ohio — It shall be unsuitable for an Ohio investor’s aggregate investment in shares of the issuer, affiliates of the issuer, and in other non-traded business development companies to exceed ten percent (10%) of his or her liquid net worth. “Liquid net worth” shall be defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles minus total liabilities) that is comprised of cash, cash equivalents, and readily marketable securities.

PROSPECTUS SUMMARY

The sixth and seventh sentences in the section entitled “Prospectus Summary — Distribution Reinvestment Plan” on page 12 of the Prospectus are hereby replaced with the following:

In such case, your reinvested distributions will purchase common stock at a price equal to 90% of the price that common stock is sold in the offering on the date of purchase. For example, if the purchase price is $10.32, then the price is 90% of $10.32, or $9.29 per share with proceeds of $9.29 to us.

DISTRIBUTION REINVESTMENT PLAN

The eighth and ninth sentences of the second paragraph in the section entitled “Distribution Reinvestment Plan” on page 132 of the Prospectus are hereby replaced with the following:

In such case, your reinvested distributions will purchase common stock at a price equal to 90% of the price that common stock is sold in the offering on the date of purchase.  For example, if the purchase price is $10.32, then the price is 90% of $10.32, or $9.29 per share with proceeds of $9.29 to us.

The last sentence of the fourth paragraph in the section entitled “Distribution Reinvestment Plan” on page 132 of the Prospectus is hereby replaced with the following:

The number of shares of common stock we will issue to you is determined by dividing the total dollar amount of the distribution payable to you by a price equal to 90% of the price that common stock is sold in the offering on the date of purchase.

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